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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                     ----------------------------------



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): SEPTEMBER 5, 2003




                      UNIFIED FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                   0-22629                        35-1797759
   (State or other          (Commission File                 (I.R.S. Employer
   jurisdiction of               Number)                      Identification
    organization)                                                 Number)



                  2424 HARRODSBURG ROAD
                   LEXINGTON, KENTUCKY                            40503
        (Address of principal executive offices)                (Zip Code)



     Registrant's telephone number, including area code: (859) 296-2016




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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 5, 2003, the Audit, Nominating and Compensation Committee (the "Committee") of the Board of Directors of Unified Financial Services, Inc. (the "Registrant") approved the engagement of J.D. Cloud & Co. LLP ("J.D. Cloud") as the Registrant's independent auditors for the year ending December 31, 2003. The Committee retained J.D. Cloud based upon the Committee's determination that the Registrant would benefit from J.D. Cloud's relative size, local service and experience.

         The Committee determined to replace Larry E. Nunn & Associates, LLC ("Larry E. Nunn") as the Registrant's independent auditors for the year ending December 31, 2003. Larry E. Nunn confirmed that its client-auditor relationship with Registrant ceased on September 5, 2003. The Larry E. Nunn audit reports on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two-year period ended December 31, 2002 and through the period ended September 5, 2003, there was no disagreement between the Registrant and Larry E. Nunn on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Larry E. Nunn, would have caused it to make a reference to the subject matter of such disagreement in connection with its report.

         The Registrant has authorized Larry E. Nunn to respond fully to the inquiries of J.D. Cloud concerning its audit. During the two years ended December 31, 2002, and through September 5, 2003, J.D. Cloud has not been engaged by the Registrant for any auditing work or consulting on any matter, except that during 2002, Unified Trust Company, National Association, a subsidiary of the Registrant ("Unified Trust"), paid J.D. Cloud aggregate fees of $66,060 for (i) an information technology review performed during 2002, (ii) a fiduciary administration audit performed as of May 31, 2002,
(iii) an audit of Unified Trust's collective investment funds for the year ended December 31, 2001 and (iv) a SAS 70 review performed as of October 31, 2001.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 10, 2003

                                  UNIFIED FINANCIAL SERVICES, INC.



                                  By:  /s/ John S. Penn
                                     ------------------------------------------
                                      John S. Penn
                                      President and Chief Executive Officer



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                                EXHIBIT INDEX


Exhibit                               Description
-------                               -----------


16 Letter from Larry E. Nunn & Associates, LLC, dated September 9, 2003, to the Securities and Exchange Commission regarding Item 4 disclosure contained in Unified Financial Services, Inc.'s Current Report on Form 8-K, dated September 5, 2003.





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